EXHIBIT 10.4

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE
IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE
REGISTRANT IF PUBLICLY DISCLOSED

AMENDMENT N°11

TO THE AIRBUS A350 FAMILY PURCHASE AGREEMENT

BETWEEN

Airbus S.A.S.

as Seller

and

AIR LEASE CORPORATION

as Buyer

Air Lease Corporation – Amendment N°11 to the A350 Family PA	Private & Confidential
Ref. CLC-CT1902127

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AMENDMENT N°11 TO THE

AIRBUS A350 FAMILY PURCHASE AGREEMENT

This amendment N°11 (the “Amendment N°11”) dated 15th May 2019 is made

BETWEEN:

AIRBUS S.A.S.,  a  société par actions simplifiée, created and existing under French law having its registered office at 2, rond-point Emile Dewoitine, 31700 Blagnac, France (the "Seller"),

and

AIR LEASE CORPORATION, a corporation organised and existing under the laws of the State of Delaware, U.S.A., having its principal place of business at 2000 Avenue of the Stars, Suite 1000N, Los Angeles, California 90067, U.S.A. (the “Buyer”).

The Buyer and Seller together are referred to as the “Parties”.

WHEREAS:

A.  The Buyer and the Seller have signed a purchase agreement with reference CLC-CT1103521 on the 01 February 2013 for the manufacture and sale by the Seller and purchase by the Buyer of twenty-five (25) firm A350 Family aircraft hereinafter together with its Exhibits and Letter Agreements referred to as the “Purchase Agreement”.

B.  On 03 March 2015, the Buyer and the Seller entered into an Amendment N°1 to the Purchase Agreement to modify the terms and conditions with respect to certain A350XWB Family Aircraft.

C.  On 03 March 2015, the Buyer and the Seller entered into an Amendment N°2 to the Purchase Agreement in order to, among other things, provide for the manufacture and sale by the Seller and purchase by the Buyer of one (1) incremental A350-900 Aircraft.

D.  On 08 September 2015, the Buyer and the Seller entered into an Amendment N°3 to the Purchase Agreement for (i) the manufacture and sale by the Seller and purchase by the Buyer of two (2) incremental A350-900 Aircraft and [*].

E.   On 14 April 2016, the Buyer and the Seller entered into an Amendment N°4 to the Purchase Agreement in order to (i) provide the terms by which the Seller shall manufacture and sell and the Buyer shall purchase one (1) incremental A350-900 Aircraft, and (ii) [*].

F.   On 25 May 2016, the Buyer and the Seller entered into an Amendment N°5 to the

Air Lease Corporation – Amendment N°11 to the A350 Family PA	Private & Confidential
Ref. CLC-CT1902127

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Purchase Agreement in order to [*].

G.  On 18 July 2016, the Buyer and the Seller entered into an Amendment N°6 to the Purchase Agreement in order to, among other things, (i) address specifications issues for both A350-900 Aircraft and A350-1000 Aircraft, (ii) [*] and (iii) [*].

H.  On 31 July 2017, the Buyer and the Seller entered into an Amendment N°7 to the Purchase Agreement in order to [*].

I.    On 27 December 2017, the Buyer and the Seller entered into an Amendment N°8 to the Purchase Agreement in order to [*].

J.   On June 1 2018, the Buyer and the Seller entered into an Amendment N°9 to the Purchase Agreement in order to [*].

K.  On 31 December 2018, the Buyer and the Seller agreed to [*].

L.   In conjunction with the Buyer’s and the Seller’s agreement in paragraph K above, the Buyer and the Seller have entered into an amendment N° 5 to the A330 Agreement dated as of 31 December 2018 to provide for [*].

M.  On December 31, 2018, the Buyer and the Seller entered into an Amendment N°10 to the Purchase Agreement in order to, among other things, (i) provide the terms under which the Seller shall manufacture and sell and the Buyer shall purchase three (3) incremental A350-900 aircraft and one (1) A350-1000 aircraft and (ii) [*].

The Purchase Agreement as amended and supplemented pursuant to the foregoing shall be referred to as the “Agreement”.

N.  The Buyer and the Seller now wish to enter into this Amendment N°11 in order to [*], pursuant to the terms and conditions defined herein.

The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Amendment N°11. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Agreement.

NOW IT IS HEREBY AGREED AS FOLLOWS:

Air Lease Corporation – Amendment N°11 to the A350 Family PA	Private & Confidential
Ref. CLC-CT1902127

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1.   [*]

2    [*]

3    [*]

4    [*]

5.   INCONSISTENCY AND CONFIDENTIALITY

5.1 In the event of any inconsistency between the terms and conditions of the Agreement and those of this Amendment N°11, the latter shall prevail to the extent of such inconsistency, whereas the part of the Agreement not concerned by such inconsistency shall remain in full force and effect.

5.2 This Amendment N°11 reflects the understandings, commitments, agreements, representations and negotiations related to the matters set forth herein whatsoever, oral and written, and may not be varied except by an instrument in writing of even date herewith or subsequent hereto executed by the duly authorised representatives of both Parties.

5.3 This Amendment N°11 shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party without the prior consent of the other Party except as may be required by law, or to professional advisors for the implementation hereof.

6.   COUNTERPARTS

This Amendment N°11 may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

7.   LAW AND JURISDICTION

The provisions of Clause 22.6 of the Agreement shall apply to this Amendment N°11 as if the same were set out in full herein, mutatis mutandis.

Air Lease Corporation – Amendment N°11 to the A350 Family PA	Private & Confidential
Ref. CLC-CT1902127

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IN WITNESS WHEREOF this Amendment N°11 was entered into the day and year first above written.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

AIR LEASE CORPORATION	AIRBUS S.A.S.

/s/ Grant Levy	/s/ Benoît de Saint-Exupéry

By: Grant Levy	By: Benoît de Saint-Exupéry

Its: Executive Vice President	Its: Senior Vice President, Contracts

Air Lease Corporation – Amendment N°11 to the A350 Family PA	Private & Confidential
Ref. CLC-CT1902127

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APPENDIX 1

DELIVERY SCHEDULE

CAC ID	Aircraft Rank	Scheduled Delivery Month	Aircraft Type
[*]	[*]	[*]-17	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]-24	[*]

Air Lease Corporation – Amendment N°11 to the A350 Family PA	Private & Confidential
Ref. CLC-CT1902127

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